October 22, 2018

STRATEGIC FUNDS, INC.

-Dreyfus Select Managers Small Cap Growth Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the second paragraph of "Portfolio Management – Subadvisers" in the summary prospectus and "Fund Summary – Portfolio Management - Subadvisers" in the prospectus:

Geneva Capital Management LLC (GCM), formerly known as Henderson Geneva Capital Management.  William A. Priebe, CFA, José Muñoz, CFA and William Scott Priebe are the primary portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio managed by GCM, positions they have held since the fund's inception (since July 10, 2017 with respect to Mr. Muñoz).

The following information supersedes and replaces the third and fourth sentences of the second paragraph in "Fund Details – Management - Subadvisers" in the prospectus:

GCM, 100 East Wisconsin Avenue, Suite 2550, Milwaukee, Wisconsin 53202, is a Delaware limited liability company founded in January 1987.  GCM is a wholly-owned subsidiary of Henderson Global Investors (North America) Inc., which in turn is a wholly-owned subsidiary of Janus Henderson Group plc (doing business as Janus Henderson Investors). William A. Priebe, CFA, José Muñoz, CFA and William Scott Priebe are jointly and primarily responsible for the day-to-day management of the portion of the fund's portfolio that is managed by GCM.  Mr. William A. Priebe is a managing director and portfolio manager with GCM, which he co-founded.  Mr. Muñoz is portfolio manager with GCM, where he has been employed since 2011.  Mr. William Scott Priebe is managing director and portfolio manager with GCM, where he has been employed since 2004.  Each member of the GCM investment team is responsible for both research and portfolio management functions.  As of August 31, 2018, GCM had approximately $6.1 billion in assets under management.